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                                                                    EXHIBIT 10.1

                              AMENDED AND RESTATED
                            AMERICASDOCTOR.COM, INC.
                          1999 LONG-TERM INCENTIVE PLAN

      1. PURPOSE. The purpose of this Amended and Restated 1999 Long-Term Incentive Plan (the "Plan") of AmericasDoctor.com, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing a means to attract, retain, and reward directors, officers and other key employees and consultants of the Company and its subsidiaries (including consultants providing services of substantial value) and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's stockholders.

      2. DEFINITIONS. The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of other awards, Dividend Equivalents, and Other Stock-Based Awards, are set forth in Section 6 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed "Awards." For purposes of the Plan, the following additional terms shall be defined as set forth below:

            (a) "AWARD AGREEMENT" means any written agreement, contract, or other instrument or document evidencing an Award.

            (b) "BENEFICIARY" shall mean the person, persons, trust, or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant's death or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.

            (c) "BOARD" means the Board of Directors of the Company.

            (d) "BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATIONS" means any Award granted pursuant to Section 6(f) of the Plan.

            (e) A "CHANGE IN CONTROL" shall be deemed to have occurred if:

                  (i) any person, other than the Company or an employee benefit plan of the Company, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company and immediately after such acquisition such Person is, directly or indirectly, the Beneficial Owner of voting securities representing 50% or more of the total voting power of all of the then-outstanding voting securities of the Company;

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                  (ii) the stockholders of the Company shall approve a merger, consolidation, recapitalization, or reorganization of the Company, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not sought or obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by at least 75% of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

                  (iii) the stockholders of the Company shall approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or a substantial portion of the Company's assets (i.e. 50% or more of the total assets of the Company).

            (f) "CODE" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

            (g) "COMMITTEE" means the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; PROVIDED, HOWEVER, that to the extent necessary to comply with Rule 16b-3, the Committee shall consist of two or more directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 and qualifies as an "outside director" within the meaning of Section 162(m) of the Code.

            (h) "DEFERRED STOCK" means the right to receive Stock, granted pursuant to Section 6(e) of the Plan.

            (i) "DIVIDEND EQUIVALENT" means the right to receive certain property granted pursuant to Section 6(g) of the Plan.

            (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

            (k) "FAIR MARKET VALUE" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee, provided, however, that (i) if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the Fair Market Value of such Stock on a given date shall be based upon the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Stock on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations, (ii) the "fair market value" of Stock on the date on which shares of Stock are first issued and sold pursuant to a registration statement filed

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with and declared effective by the Securities and Exchange Commission shall be the Initial Public Offering price of the shares so issued and sold, as set forth in the first final prospectus used in such offering and (iii) the "fair market value" of Stock prior to the date of the Initial Public Offering shall be as determined by the Board of Directors.

            (l) "INITIAL PUBLIC OFFERING" shall mean an initial public offering of shares of Stock in a firm commitment underwriting registered with the Securities and Exchange Commission in compliance with the provisions of the 1933 Act.

            (m) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to Section 6(b)(iii) of the Plan.

            (n) "NON-EMPLOYEE DIRECTOR" shall mean a member of the Board who is not otherwise an employee of the Company or any subsidiary.

            (o) "OPTION " means a stock option granted pursuant to Section 6 of the Plan.

            (p) "OTHER STOCK-BASED AWARDS " means any Award granted pursuant to
Section 6(h) of the Plan.

            (q) "PARTICIPANT" means a person who, at a time when eligible under
Section 5 hereof, has been granted an Award under the Plan.

            (r) "RESTRICTED STOCK " means an Award of Stock, subject to certain restrictions, granted pursuant to Section 6(d) of the Plan.

            (s) "RULE 16B-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

            (t) "STOCK" means the Common Stock, $.01 par value, of the Company and such other securities as may be substituted for Stock or such other securities pursuant to Section 4.

            (u) "STOCK APPRECIATION RIGHTS" means any stock appreciation rights granted pursuant to Section 6(c) of the Plan.

      3. ADMINISTRATION.

            (a) AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

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                  (i) to select Participants to whom Awards may be granted;

                  (ii) to determine the type or types of Awards to be granted to each Participant;

                  (iii) to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

                  (iv) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be cancelled, forfeited, or surrendered;

                  (v) to determine whether, to what extent, and under what circumstances cash, Stock, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Participant;

                  (vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

                  (vii) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

                  (viii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder; and

                  (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

            (b) MANNER OF EXERCISE OF COMMITTEE AUTHORITY. Unless authority is specifically reserved to the Board under the terms of the Plan, the Company's Certificate of Incorporation or Bylaws, or applicable law, the Committee shall have sole discretion in exercising authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee,

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shall not be construed as limiting any power or authority of the Committee. The
Committee may delegate to officers or managers of the Company or any subsidiary of the Company the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3, if applicable, and other applicable law.

            (c) LIMITATION OF LIABILITY. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company's independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

      4. STOCK SUBJECT TO PLAN.

            (a) AMOUNT OF STOCK RESERVED. The total amount of Stock that may be subject to outstanding Awards, determined immediately after the grant of any Award, shall not exceed 290,000 shares of the total number of shares of Stock outstanding and the total amount of stock that may be subject to all Awards granted to each individual Participant in any one calendar year shall be 100,000. Shares subject to ISOs, Restricted Stock or Deferred Stock Awards shall not be deemed delivered if such Awards are forfeited, expire or otherwise terminate without delivery of shares to the Participant. If an Award valued by reference to Stock may only be settled in cash, the number of shares to which such Award relates shall be deemed to be Stock subject to such Award for purposes of this Section 4(a). Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares or treasury shares.

            (b) ADJUSTMENTS. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock deemed to be available thereafter for grants of Awards under Section 4(a) (including with respect to the limitations relating to ISOs and to Restricted and Deferred Stock), (ii) the number and kind of shares of Stock that may be delivered or deliverable in respect of outstanding Awards, and (iii) the exercise price, grant price, or purchase price relating to any Award (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award). In addition, the Committee is

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authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cash payments in exchange for an Award or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. The foregoing notwithstanding, no adjustments shall be authorized under this Section 4(c) with respect to ISOs or SARs in tandem therewith to the extent that such authority would cause the Plan to violate Section 422 or
Section 424 of the Code, and no such adjustment shall be authorized with respect to Options or other Awards granted in accordance with Section 7(f) hereof to the extent that such authority would cause such Options or other Awards to fail to qualify as "performance-based compensation" under Section 162(m)(4)(C) of the Code and regulations thereunder (including Proposed Regulation 1.162-27(e)(2)).

      5. ELIGIBILITY. Executive officers and other key employees of the Company and its subsidiaries, including any director and persons who provide consulting or other services to the Company deemed by the Committee to be of substantial value to the Company, are eligible to be granted Awards under the Plan. In addition, a person who has been offered employment by the Company or its subsidiaries is eligible to be granted an Award under the Plan, provided that such Award shall be cancelled if such person fails to commence such employment, and no payment of value may be made in connection with such Award until such person has commenced such employment. The foregoing notwithstanding, Non-Employee Directors who are members of the Committee shall not be eligible to be granted Awards under the Plan, and no Participant that is not an employee shall be eligible to be granted ISOs under the Plan.

      6. SPECIFIC TERMS OF AWARDS.

            (a) GENERAL. Awards may be granted on the terms and conditions set forth in this Section 6, except that no Award may be granted under the Plan after the tenth anniversary of the Effective Date of the Plan, but Awards theretofore granted may extend beyond that date. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service of the Participant. Except as provided in Sections 6(f), 6(h), or 7(a), or to the extent required to comply with requirements of the Delaware General Corporation Law that lawful consideration be paid for Stock, only services may be required as consideration for the grant (but not the exercise) of any Award.

            (b) OPTIONS. The Committee is authorized to grant Options to Participants (including "reload" options automatically granted to offset specified exercises of options) on the following terms and conditions:

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                  (i) EXERCISE PRICE. The exercise price per share of Stock
purchasable under an Option shall be determined by the Committee.

                  (ii) TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other Company plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

                  (iii) ISOS. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirements that no ISO shall be granted more than ten years after the effective date of the Plan and that the exercise price of the ISO shall not be less than the Fair Market Value of the underlying Stock on the date of grant. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code.

                  (iv) TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee, upon termination of a Participant's employment with the Company and its subsidiaries, such Participant may exercise any Options during the three month period following such termination of employment, but only to the extent such Option was exercisable immediately prior to such termination of employment. Notwithstanding the foregoing, if the Committee determines that such termination is for cause (as defined in the individual Award Agreements), all Options held by the Participant shall immediately terminate.

            (c) STOCK APPRECIATION RIGHTS. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

                  (i) RIGHT TO PAYMENT. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of
(A) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right other than one related to an ISO, the Fair Market Value of one share at any time during a specified period before or after the date of exercise), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in Section 7(a), shall be not less than the Fair Market Value of one share of Stock on the date of grant or any other amount permitted by applicable laws, rules, by-laws or policies of regulatory authorities or stock exchanges, whichever is greater.

                  (ii) OTHER TERMS. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement,

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form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a Change in Control may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

            (d) RESTRICTED STOCK. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

                  (i) GRANT AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon.

                  (ii) FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; PROVIDED, HOWEVER, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes. Notwithstanding anything contained herein to the contrary (other than Section 7(g)), all Restricted Stock Awards, other than an Award granted pursuant to Section 7(f), shall be forfeited upon a Participant's termination of employment or other service with the Company and its subsidiaries within three years of the date the award is granted, provided, however, that the Committee may make exceptions in the event such termination is by reason of the Participant's death or disability.

                  (iii) CERTIFICATES FOR STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company shall retain physical possession of the certificate, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

                  (iv) DIVIDENDS. Dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock

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distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

            (e) DEFERRED STOCK. The Committee is authorized to grant Deferred Stock to Participants, subject to the following terms and conditions:

                  (i) AWARD AND RESTRICTIONS.

                        (A) Delivery of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee under an Award Agreement. Such Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments, or otherwise, as the Committee may determine.

                        (B) The Committee may also permit the Participant to defer the receipt of Stock deliverable to the Participant for purposes other than pursuant to Section 6(e)(i)(A), above, if the Participant elects to defer such Stock at least 12 months prior to the date the Participant would otherwise receive such Stock. The terms regarding the deferral of such Deferred Stock shall be set forth in a separate agreement.

                  (ii) FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral of Stock permitted by the Committee pursuant to Section 6(e)(i)(B), above) shall be forfeited; PROVIDED, HOWEVER, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of termination of employment resulting from specified causes. Notwithstanding anything contained herein to the contrary (other than Section 7(g)), all Deferred Stock Awards, other than an Award granted pursuant to
Section 7(f), shall be forfeited upon a Participant's termination of employment or other service with the Company and its subsidiaries within three years of the date the award is granted; PROVIDED, HOWEVER, that the Committee may make exceptions in the event such termination is by reason of the Participant's death or disability.

            (f) BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATIONS. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements, provided that, in the case of Participants subject to
Section 16 of the Exchange Act, such cash amounts are determined under such other plans in a manner that complies with applicable requirements of Rule 16b-3 so that the acquisition of Stock or Awards hereunder shall be exempt from
Section 16(b) liability. Stock or

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Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

            (g) DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles as the Committee may specify.

            (h) OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, shall also be authorized pursuant to this Section 6(h).

      7. CERTAIN PROVISIONS APPLICABLE TO AWARDS.

            (a) STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

            (b) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee; PROVIDED, HOWEVER, that in no event shall the term of any ISO or an SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

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            (c) FORM OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Stock.

            (d) RULE 16B-3 COMPLIANCE.

                  (i) SIX-MONTH HOLDING PERIOD. Unless a Participant could otherwise exercise a derivative security or dispose of Stock delivered upon exercise of a derivative security granted under the Plan without incurring liability under Section 16(b) of the Exchange Act, (i) Stock delivered under the Plan shall be held by the Participant for at least six months from the date of acquisition to the date of disposition of such Stock, and (ii), with respect to a derivative security granted under the Plan, at least six months shall elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

                  (ii) TRANSFERABILITY. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution (or pursuant to a Beneficiary designation).

                  (iii) REFORMATION TO COMPLY WITH EXCHANGE ACT RULES. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) under the Exchange Act in connection with any grant of Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement relating to an Award does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b).

            (e) LOAN PROVISIONS. With the consent of the Committee, and subject at all times to, and only to the extent, if any, and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the

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amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

            (f) PERFORMANCE-BASED AWARDS TO "COVERED EMPLOYEES". Other provisions of the Plan notwithstanding, the provisions of this Section 7(f) shall apply to any Award the exercisability or settlement of which is subject to the achievement of performance conditions (other than an Option or SAR granted with an exercise or base price at least equal to 100% of Fair Market Value of Stock on the date of grant) if such Award is granted to a person who, at the time of grant, is a "covered employee." The definition of "covered employee," and other terms used in this Section 7(f), shall be interpreted in a manner consistent with Section 162(m) of the Code and regulations thereunder (including Proposed Regulation 1.162-27). The performance objectives for an Award subject to this Section 7(f) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee but subject to this Section 7(f). Performance objectives shall be objective and shall otherwise meet the requirements of
Section 162(m)(4)(C) of the Code and regulations thereunder (including Proposed Regulation 1.162-27(e)(2)). The following business criteria shall be used by the Committee in connection with a performance objective:

                  (1) Annual earnings before payment of taxes and interest;

                  (2) Annual earnings per share; and/or

                  (3) Annual return on common equity.

Achievement of performance objectives shall be measured over a period of one, two, three, or four years, as specified by the Committee. No business criteria other than those named above may be used in establishing the performance objective for an Award to a covered employee. For each such Award relating to a covered employee, the Committee shall establish the targeted level or levels of performance for each business criteria. Performance objectives may differ for Awards under this Section 7(f) to different covered employees. The Committee may determine that an Award under this Section 7(f) shall be payable upon achievement of any one of the performance objectives or may require that two or more of the performance objectives must be achieved in order for an Award to be payable. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award under this Section 7(f), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion If the Committee determines that, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant, the Committee shall so certify and ascertain the amount of the applicable Performance-Based Award, in writing. The maximum amount of a Performance-Based Award during any calendar year to any Participant shall be: (x) with respect to Performance-

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                                                                              13


Based Awards that are Options, 100,000 Shares and (y) with respect to Performance-Based Awards that are not Options, the then fair market value of 100,000 Shares. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee.

            (g) ACCELERATION UPON A CHANGE OF CONTROL. Notwithstanding anything contained herein to the contrary, unless otherwise provided by the Committee in an Award Agreement, all conditions and/or restrictions relating to the continued performance of services and/or the achievement of performance objectives with respect to the exercisability or full enjoyment of an Award shall immediately lapse upon a Change in Control.

      8. GENERAL PROVISIONS.

            (a) COMPLIANCE WITH LEGAL AND EXCHANGE REQUIREMENTS. The Company shall not be obligated to deliver Stock upon the exercise or settlement of any Award or take other actions under the Plan until the Company shall have determined that applicable federal and state laws, rules, and regulations have been complied with and such approvals of any regulatory or governmental agency have been obtained and contractual obligations to which the Award may be subject have been satisfied. The Company, in its discretion, may postpone the issuance or delivery of Stock under any Award until completion of such stock exchange listing or registration or qualification of such Stock or other required action under any federal or state law, rule, or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock under the Plan.

            (b) TRANSFERABILITY. Except as otherwise set forth in Section 7(d)(ii), Awards and other rights of Participants under the Plan may not be transferred to third parties, pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of creditors.

            (c) NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or person providing consulting or other services the right to be retained in the employ or service of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any employee's employment or terminate any contract with a person providing consulting or other services at any time.

            (d) TAXES. The Company or any subsidiary is authorized to withhold from any Award granted or to be settled, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock that has been held by the

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                                                                              14


Participant for at least six months following the date of acquisition or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

            (e) CHANGES TO THE PLAN AND AWARDS. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; PROVIDED, HOWEVER, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; PROVIDED, HOWEVER, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award.

            (f) NO RIGHTS TO AWARDS; NO STOCKHOLDER RIGHTS. No Participant, employee, or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants, employees, and other persons. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participant in accordance with the terms of the Award.

            (g) UNFUNDED STATUS OF AWARDS; CREATION OF TRUSTS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; PROVIDED, HOWEVER, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

            (h) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

            (i) NO FRACTIONAL SHARES. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other

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                                                                              15


Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

            (j) COMPLIANCE WITH CODE SECTION 162(M). It is the intent of the Company that Options and other Awards subject to the performance objectives specified under Section 7(f) granted under the Plan to persons who are "covered employees" within the meaning of Code Section 162(m) and regulations thereunder (including Proposed Regulation 1.162-27(c)(2)) shall constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder (including Proposed Regulation 1.162-27(e), and subject to the transition rules under Proposed Regulation 1.162-27(h)(2)) thereunder. Accordingly, if any provision of the Plan or any Award Agreement relating to such an Award granted to a "covered employee" does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable to a "covered employee" in connection with any such Award upon attainment of the performance objectives.

            (k) GOVERNING LAW. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the Delaware General Corporation Law, without giving effect to principles of conflicts of laws, and applicable federal law.

            (l) EFFECTIVE DATE; PLAN TERMINATION. The Plan shall become effective as of the date of its adoption by the Board and shall continue in effect until terminated by the Board, subject to the approval of the shareholders of the Company.